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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2004


                           FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


          1-8007                                         95-2815260
(Commission File Number)                    (I.R.S. Employer Identification No.)


     2020 SANTA MONICA BOULEVARD - SUITE 600 SANTA MONICA, CA     90404
               (Address of Principal Executive Offices)         (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changes Since Last Report)





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ITEM 5. OTHER EVENTS.


On May 20, 2004, Fremont General Corporation announced the following officer changes:

     James A. McIntyre       Chairman of the Board
     Louis J. Rampino        President and Chief Executive Officer
     Wayne R. Bailey         Executive Vice President and Chief Operating
                             Officer
     Patrick E. Lamb         Senior Vice President, Chief Financial Officer and
                             Treasurer
     Alan W. Faigin          Chief Legal Officer, Secretary and General Counsel


The information set forth in the attached Exhibit 99.1 is incorporated in the Item by reference and is being furnished and shall not be deemed "filed" for the purposes of the Securities Exchange Act of 1934, as amended.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FREMONT GENERAL CORPORATION


Date:  May 21, 2004                      BY: /s/  Patrick E. Lamb
                                         --------------------------------
                                         Patrick E. Lamb, Senior Vice President,
                                         Chief Financial Officer and Treasurer


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